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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   $500,000,000 8 7/8% SENIOR NOTES DUE 2011
                                IN EXCHANGE FOR
                 NEW $500,000,000 8 7/8% SENIOR NOTES DUE 2011
                                       OF
                                 PRIMEDIA INC.

    Registered holders of outstanding 8 7/8% Senior Notes due 2011 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 8 7/8% Senior Notes due 2011 (the "New Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

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          BY MAIL:                     BY FACSIMILE:          BY HAND OR OVERNIGHT DELIVERY:
    The Bank of New York           The Bank of New York           The Bank of New York
     101 Barclay Street             101 Barclay Street             101 Barclay Street
     New York, NY 10286             New York, NY 10286             New York, NY 10286
  Attention: Reorganization      Attention: Reorganization      Attention: Reorganization
         Section/7E                     Section/7E                     Section/7E

                                    CONFIRM RECEIPT OF
                                  FACSIMILE BY TELEPHONE
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated       , 2001 of PRIMEDIA Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

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
                                DESCRIPTION OF OLD NOTES TENDERED
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                                                           NAME AND
                                                          ADDRESS OF        CERTIFICATE
                                                       REGISTERED HOLDER  NUMBER(S) OF OLD
                                                             AS IT         NOTES TENDERED
                                                        APPEARS ON THE      (OR ACCOUNT     PRINCIPAL AMOUNT
                                                           OLD NOTES      NUMBER AT BOOK-      OLD NOTES
              NAME OF TENDERING HOLDER                  (PLEASE PRINT)    ENTRY FACILITY)       TENDERED

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                                    SIGN HERE

Name of Registered or Acting Holder:

Signature(s):

Name(s) (Please Print):

Address:

Telephone Number:

Date:

IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

  DTC Account Number:

  Date:
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
                      THE FOLLOWING GUARANTEE MUST BE COMPLETED
                                GUARANTEE OF DELIVERY
                       (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed
Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York
Stock Exchange trading days after the Expiration date (as defined in the Letter of
Transmittal).

Name of Firm:
                                                      (AUTHORIZED SIGNATURE)

Address:                                    Title:

                                            Name:
                (ZIP CODE)                            (PLEASE TYPE OR PRINT)

Area Code and Telephone No.:

                                            Date:

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD
BE SENT WITH YOUR LETTER OR TRANSMITTAL.
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